UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event
reported) May 13, 2011 (May 12, 2011)

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           As previously announced, on January 31, 2011, Katherine Savitt gave notice to the Board of Directors of Build-A-Bear Workshop, Inc. (the “Company”) of her intent to resign from the Board, effective on the date of the Company’s Annual Meeting of Stockholders in May, 2011 so that she can devote more time to her role as the Chief Executive Officer of Lockerz, LLC.  Her resignation was effective May 12, 2011 and on the same date, the Board of Directors decreased the size of the Board of Directors from nine to eight.  Ms. Savitt served as a member of the Nominating and Corporate Governance Committee.

Item 5.07	Submission of Matters to a Vote of Security Holders.

           The Company held its annual meeting of stockholders on May 12, 2011.  The following proposals were submitted by the Board of Directors to a vote of the Company’s stockholders and the final results of the voting on each proposal are noted below.

Proposal I.	Election of Directors

The following three directors were nominated to serve for three-year terms expiring at the 2014 annual meeting of stockholders or until their successors are duly elected and qualified.  The three directors, as indicated below, were elected as directors of the Company.

Nominee	For	Withheld	Broker Non-Votes
Maxine Clark	10,925,882	294,623	5,033,849
Virginia Kent	10,884,080	336,425	5,033,849
Louis Mucci	10,936,742	283,763	5,033,849

ProposalII.	Ratification of Appointment of Independent Accountants

The stockholders were asked to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  The appointment was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain	Broker Non-Votes
15,873,436	361,968	18,950	—

Proposal III.	Advisory Vote Approving Executive Compensation

The stockholders were asked to approve the executive compensation as disclosed in the Compensation Discussion and Analysis included in the Company’s Proxy Statement pursuant to the compensation disclosure rules of the United States Securities and Exchange Commission.  The proposal was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain	Broker Non-Votes
9,911,563	971,463	337,479	5,033,849

Proposal IV.	Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

The stockholders were asked to approve an advisory vote on frequency of future advisory votes on executive compensation and the Company’s Board of Directors recommended that the stockholders vote for a one-year interval.  The frequency of one year received the greatest number of votes, as indicated below.   After consideration of the stockholders’ recommendation, the Company’s Board of Directors has determined that it will hold an advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of such an advisory vote.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
7,579,730	43,781	3,232,844	364,150	5,033,849

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: May 13, 2011	By:	/s/ Tina Klocke
Name: Tina Klocke
Title: Chief Operations and Financial Bear, Secretary and Treasurer

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